
THE SKY IS THE LIMIT
Fidelity BANK

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic conditions on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Tax Cuts and Jobs Act and Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets;*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other current reports filed or furnished on Form 8-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation, which reflect analyses only as of the date of this presentation. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. For more information please visit our investor relations web site located through www.bankatfidelity.com.

Net Income



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Thousands $
$6,352
$7,103
$7,693
$8,716
$11,006
2014
2015
2016
2017
2018

Awarded 5 Star "Superior" rating from Bauer Financial for 5th consecutive year.

Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.96%
1.00%
1.02%
1.03%
1.20%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billion in PA, DE, DC, MD, NY and

Recognized as "Top 200 Community Banks in U.S." for 6 years in a row.


Return on Average Equity
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
9.12%
9.55%
9.64%
10.34%
12.36%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billion in PA, DE, DC, MD, NY and NJ.

Forbes 2018

BEST-IN-STATE BANKS

Powered by STATISTA

Asset Growth


$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
Thousands $
$676,485
$729,358
$792,944
$863,637
$981,102
2014
2015
2016
2017
2018

Fidelity BANK

Congratulations

SAGE AWARDS

2018 Fastest Growing Company

… And celebrating 117 years!



Dunmore 1904

Fidelity BANK


Total Loans
(Before Allowance for Loan Losses)
Thousands $
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$515,695
$556,544
$597,976
$638,599
$718,008
2014
2015
2016
2017
2018
Commercial Real Estate
Commercial & Industrial
Residential 1-4 family
Consumer

Fidelity BANK

Total Deposits



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Thousands $
$586,944
$620,675
$703,459
$730,146
$770,183
2014
2015
2016
2017
2018
Checking
Savings
MMA
CDs

Fidelity BANK

Net Interest Margin



4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
3.75%
3.70%
3.72%
3.70%
3.64%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billion in PA, DE, DC, MD, NY and NJ.

Noninterest Income to Total Revenue



30.00%
25.00%
20.00%
15.00%
10.00%
25.12%
24.29%
24.15%
23.11%
23.20%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billionin PA, DE, DC, MD, NY and NJ.

Annual Operating Expenses



Thousands $
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$19,703
$21,022
$21,655
$24,836
$25,072
2014
2015
2016
2017
2018

Non-Performing Assets to Total Assets


2.00%
1.50%
1.00%
0.50%
0.00%
1.18%
1.76%
1.33%
0.73%
0.64%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billion in PA, DE, DC, MD, NY and NJ.

Stockholders' Equity


Thousands $
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$72,219
$76,351
$80,631
$87,383
$93,557
2014
2015
2016
2017
2018

Leverage Ratio


12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
9.98%
10.14%
10.31%
9.89%
9.80%
2014
2015
2016
2017
2018
SNL Peer Group

SNL Mid Atlantic peer group consists of banks having assets between $500 million and $1 billion in PA, DE, DC, MD, NY and NJ.


Total Return Performance
Fidelity D & D Bancorp, Inc.
NASDAQ Composite Index
SNL Bank NASDAQ Index
Index Value
450
400
350
300
250
200
150
100
50
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18

	Period Ending					
Index	**12/31/13**	**12/31/14**	**12/31/15**	**12/31/16**	**12/31/17**	**12/31/18**
Fidelity D & D Bancorp, Inc.	100.00	129.39	139.86	151.91	268.14	424.39
NASDAQ Composite Index	100.00	114.75	122.74	133.62	173.22	168.30
SNL Bank NASDAQ Index	100.00	103.57	111.80	155.02	163.20	137.56

Performance 1st Quarter of 2019

Key Financial Data

	Q1 2019	Q1 2018	% Change
Net Income ($000)	$2,802	$2,528	11%
Net Income Pre-Tax ($000)	$3,342	$3,034	10%
EPS (diluted)	$0.73	$0.67	9%
ROAA	1.18%	1.17%	
ROAE	11.98%	11.75%	
FDBC Price*	$59.41	$49.05	21%
Book Value	$25.85	$23.32	11%
Price/Earnings	19.71x	19.80x	
Price/Book Value	2.28x	2.10x	
Dividend per Share	$0.26	$0.24	8%
Market Capitalization	$225 Million	$186 Million	21%

*- 10 trading day average closing price prior to period end.

Strategic Initiatives

- ✓ Market place expansion
- ✓ Client Experience through Digital Transformation
- ✓ Wealth Management
- ✓ Community Commitment

The Fidelity Bank Relationship Culture

The Fidelity Bank Sales Culture



- Based on genuine relationship
- Meets and exceeds client and prospect expectations
- Enable the client to bank when and where they prefer
- A proactive sales process that delivers results

What is important to individuals, families and local businesses needs to be what is important to us.

Breaking down the Traditional Model

Moving to A "Branch Lite" World

US branch and deposit aggregates



Number of branches
Total deposits ($ trillion)
100,000
97,500
95,000
92,500
90,000
87,500
85,000
82,500
80,000
Number of branches
13
12
11
10
9
8
7
6
Deposits ($ trillion)
99,163
99,550
98,519
98,193
97,340
96,339
94,725
93,272
91,834
89,849
88,063
7.026
7.560
7.677
8.249
8.947
9.434
10.113
10.658
11.281
11.860
12.308
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Data compiled Sept. 14, 2018.
Based on FDIC Summary of Deposits data as of June 30 each year.
Excludes U.S. branches of foreign banks and trust institutions previously regulated by the Office of Thrift Supervision, which were not required to file the branch office survey.
Excludes credit unions.
Sources: S&P Global Market Intelligence; FDIC

Breaking down the Traditional Model

Moving to A "Branch Lite" World


US branch and deposit aggregates
Number of branches
Total deposits ($trillion)
Number of branches
Deposits ($trillion)
100,000
97,500
95,000
92,500
90,000
87,500
85,000
82,500
80,000
13
12
11
10
9
8
7
6
99,163
99,550
98,519
98,193
97,340
96,339
94,725
93,272
91,834
89,849
88,063
7.026
7.560
7.677
8.249
8.947
9.434
10.113
10.658
11.281
11.860
12.308
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Data compiled Sept. 14, 2018.
Based on FDIC Summary of Deposits data as of June 30 each year.
Excludes U.S. branches of foreign banks and trust institutions previously regulated by the Office of Thrift Supervision, which were not required to file the branch office survey.
Excludes credit unions.
Sources: S&P Global Market Intelligence; FDIC

11 Community Locations

Abington Office
(570) 586-3212
1311 Morgan Highway
Clarks Summit, PA 18411

Back Mountain Office
(570) 675-3332
2363 Memorial Highway
Dallas, PA 18612

Dunmore Office
(570) 342-8281
101 N. Blakely Street
Dunmore, PA 18512

Green Ridge Office
(570) 342-5532
111 Green Ridge Street
Scranton, PA 18509

Keystone Industrial Park Office
(570) 348-4003
1232 Keystone Industrial Park Rd
Dunmore, PA 18512

Kingston Office
(570) 338-0119
247 Wyoming Avenue
Kingston, PA 18704

Moosic Office
(570) 504-0789
4010 Birney Avenue
Moosic, PA 18507

Peckville Office
(570) 483-3300
1598 Main Street
Peckville, PA 18452

Pittston Office
(570) 908-0103
225 Kennedy Boulevard
Pittston, PA 18640

Scranton Financial Center
(570) 504-8001
338 North Washington Avenue
Scranton, PA 18503


LACKAWANNA CO.
LUZERNE CO.
SCHUYLKILL CO

West Scranton Office
(570) 504-8180
400 S. Main Avenue
Scranton, PA 18504

Wealth Management Minersville Office
(570) 544-1709
Sunbury Street
Minersville, PA 17954

Back Mountain Office Opening


Fidelity BANK









Growth in our Markets


DALLAS
PITTSTON
KINGSTON
MOUNTAIN TOP
Back Mountain
Shavertown
Trucksville
West Wyoming
Wyoming
Yatesville
Swoyersville
Hilldale
Luzerne
Forty Fort
Plains
Township of Jackson
Chase
Wilkes-Barre
Plymouth
Luzerne County Property
Wilkes-Barre Township
Laurel Run
West Nanticoke
Korn Krest
Nanticoke
Askam
Sugar Notch
Warrior Run
Alden
Nuangola


Fidelity BANK

Remodeling of Main Office


1902
Fidelity BANK


Fidelity BANK

Total Branch Transactions



1,000,000
900,000
800,000
700,000
600,000

	Total Branch Transactions
Total for 2016	964,951
Totals for 2017	877,554
Totals for 2018	731,599

Total Branch Transactions


1,000,000
900,000
800,000
700,000
600,000

	Total Branch Transactions
Total for 2016	964,951
Totals for 2017	877,554
Totals for 2018	731,599

Total Mobile App Customers by user



	Total Mobility customers by user
	5,931
	7,796
	10,148



TOTAL FOR 2016:
5,931
TOTAL FOR 2017:
7,796
TOTAL FOR 2018:
10,148

Total Mobile Deposit Customers by user



Total Mobile deposit customers by user**
623
1,313
4,476



2016: 623

2017: 1,313

2018: 4,476

#1 MORTGAGE LENDER

IN NEPA 8 YEARS IN A ROW!

Simple Nexus Integration



Conventional Purchase
EMAIL PDF
VIEW AMORTIZATION
Sales Price $100,000.00
Total Loan Amount $95,000.00
Down Payment $5,000.00
Principal & Int $453.54
Taxes $104.17
Home Insurance $83.33
Mortgage Ins $32.46
Total Payment $673.50
GET PRE-QUALIFIED BY LOAN



Back
Conventional Purchase
$673.50
Sales Price $100,000.00
Down Pmt (5.00%) $5,000.00
Mortgage Term 30 years
Interest Rate % 4 %
Ann Taxes (1.25%) $1,250.00
Annual Ins (1.00%) $1,000.00
FICO Score 760 - 850
Monthly HOA $0.00
Other Ann Exp $0.00



Info
Fidelity BANK
Loan Officer
CONTACT
Share this App

Wealth Management (Dollars in Thousands)



1,243
1,307
1,636
2,078
2015
2016
2017
2018

Congratulations Bill McAndrew!



LPL Financial

Ranks in the **top 19%** of 15,000 LPL Financial Advisors.

Best Bank For The Community To Prosper -2018


2018
READERS' CHOICE
The Times-Tribune
★★★★★
Fidelity BANK

- Provided over $800,000 in philanthropic support to organizations, groups, schools and universities and clubs throughout the community
- Contributed over 1,660 volunteer hours to help a countless number of Lackawanna and Luzerne county non-profit organizations and community organizations
- The Fidelity Bank Financial Academy reached nearly 1,200 area students and 2,600 learning hours in support of financial literacy

Service Year Recognition



50 Years

Patricia Bohan

Congratulations to this year's award winners!



Michelle McMaster

Branch Manager

Financial Center Branch Office

Banker of the Year



Mary Blasi

Deposit Operations Team Leader

Outstanding Service Partner



James Igoe

Electronic Banking Specialist

Excellence in Customer Service

THE SKY IS THE LIMIT

THANK YOU!

2019 Fidelity D & D Bancorp, Inc.

Annual Meeting Attendee Handout

May 7, 2019

Fidelity BANK



HEADQUARTERS:
101 North Blakely Street, Dunmore, PA

LEADERSHIP:

Daniel J. Santaniello
President
Chief Executive Officer

Timothy O'Brien
Senior Executive Vice President
Chief Lending Officer

Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer

Michael J. Pacyna, Jr.
Executive Vice President
Chief Business Development Officer

Eugene J. Walsh
Executive Vice President
Chief Operating Officer

Kerry Lobel
Senior Vice President
Chief Information Officer

Joann Marsili
Senior Vice President
Marketing and Digital Sales Director

William P. McAndrew
Senior Vice President
LPL Financial Advisor

Mary T. McNichols
Senior Vice President
Human Resources Director

LOCATIONS:
11 Offices in Lackawanna and Luzerne Counties
Wealth Management Offices in Lackawanna and Schuylkill Counties

Fidelity Bank has built a strong history as a locally owned and operated community bank serving the individuals, families and businesses of our area for over 116 years. Eleven offices are located throughout Lackawanna and Luzerne Counties along with the Fidelity Bank Wealth Management Minersville Office, in Schuylkill County. A full-service Customer Care Center serves as a virtual branch, accepting and assisting those clients who prefer to open accounts and transact business via telephone, chat or online. Additionally, Fidelity Bank offers full-service Trust & Investment Departments, a Mortgage Center, and an array of personal and business banking products and services.

We're continuing our mission of exceeding client expectations through a unique banking experience. That experience differentiates the Fidelity Bank brand from all others, whether in person, online or from a mobile device. Even as we constantly strive to deliver the best in banking, one thing has never changed - our commitment to Northeastern Pennsylvania. The Bank provides 24 hours, 7 days a week service to customers through branch offices, online at www.bankatfidelity.com, and through the Customer Care Center at 1-800-388-4380.

BEST BANK

FOR OUR BANKERS TO WORK, OUR CLIENTS TO BANK, OUR SHAREHOLDERS TO INVEST, AND OUR COMMUNITY TO PROSPER

- Awarded 5 Star "Superior" rating from independent industry watchdog, Bauer Financial, for 5th consecutive year
- Recognized "Top 200 Community Banks in the U.S." for 5 years in a row by the American Bankers' Association
- Ranked #1 community bank mortgage lender in Northeastern Pennsylvania for 7th consecutive year*
- Voted The Times Tribune's 2018 Readers' Choice for "Best Bank"
- Forbes Magazine ranked Fidelity one of the "Best-In-State Banks" for client experience, ranking 3 of 196

A RECORD YEAR - 2018

- Generated net income of $11.1 million, or $2.93 per share
- Increased net interest income by $2.6 million
- Led Northeastern Pennsylvania market by originating more than 4,000 loans, totaling over $280 million
- Achieved a record year-end level of loans in excess of $722 million
- Achieved a record year-end level of deposits with an increase by $40.0 million, or 5.5% when compared to 2017
- Set record level non-interest income totaling $9.2 million, or a 10% increase over 2017

*Based on peer community bank and HMDA data

MA-2019-003NK

bankatfidelity.com
570.342.8281 | 800.388.4380

Fidelity BANK

BEST BANK FOR CLIENTS TO BANK - 2018

- Increased the number of Mobile Deposit customers by over 240% and the number of Business Mobiliti customers by 246% by investing in cutting-edge technology for smart phones and tablets
- Originated more residential mortgage loans in Northeastern Pennsylvania than any other financial institution for the last 10 years providing almost $571.6 million in mortgage financing to over 3,164 homeowners
- Lent over $67 million to 332 local families to help finance their homes
- Originated 342 business loans totaling $120.6 million, to help local communities to thrive and prosper

BEST BANK FOR SHAREHOLDERS TO INVEST - 2018

- Increased shareholders' equity 7.1% for total of $93.6 million
- Declared a bonus dividend in the 4th quarter - marking the 5th consecutive year for a 4th quarter bonus dividend
- Returned more capital to the shareholders than the previous year for the 4th consecutive year
- Received the Greater Scranton Chamber of Commerce's 2018 SAGE Award for "Fastest Growing Company", recognizing dynamic revenue growth over a three-year period as well as contributions to the strength of the local economy

BEST BANK FOR THE COMMUNITY TO PROSPER - 2018

- Provided over $800,000 in philanthropic support to organizations, groups, schools and universities and clubs throughout the community
- Contributed over 1,660 volunteer hours to help a countless number of Lackawanna and Luzerne county non-profit organizations and community organizations
- The Fidelity Bank Financial Academy reached nearly 1,200 area students and 2,600 learning hours in support of financial literacy

SOME OF THE DONATIONS AND IN-KIND SUPPORT INCLUDE:

- Abington Community Library
- Abington Heights Educational Improvement Organization, Inc.
- Allied Services
- American Red Cross
- Boys & Girls Clubs
- Boy Scouts of NEPA
- Broadway Theater League
- Children's Advocacy Center
- Congregation of the Sisters of the IHM
- Diocese of Scranton
- Dress for Success
- Employment Opportunity & Training Center (EOTC) of NEPA
- F.M. Kirby Center for the Performing Arts
- Family to Family
- Friendship House
- Girl Scouts in the Heart of Pennsylvania
- Greater Pittston YMCA
- Greater Scranton YMCA
- Jewish Community Alliance of NEPA
- Jewish Community Center of Scranton
- Johnson College
- Junior Achievement of NEPA
- Lackawanna College
- Lackawanna Co. Veterans Treatment Court
- Lackawanna Heritage Valley Authority
- Leadership Lackawanna
- Luzerne County Community College
- Luzerne County Fair
- Marley's Mission
- Marywood University
- Meals on Wheels
- NativityMiguel School of Scranton
- Penn State University -Worthington
- St. Francis Soup Kitchen
- St. Joseph's Center
- Scranton Cultural Center
- Scranton Jazz Festival
- Susan G. Komen - NEPA Affiliate
- Scranton Lackawanna Resource Development Corporation
- Skills in Scranton
- The Dallas Foundation
- United Way
- University of Success at the University of Scranton
- Wilkes-Barre/ Scranton Int. Airport
- Wilkes University
- Women's Resource Center
- WVIA
- Wyoming Valley Montessori School